UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

25-Oct-05

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of July 1, 2005, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-HE2)

Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575-49	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant's telephone number, including area code:     (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On  25-Oct-05 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated  25-Oct-05. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

Item 9.01  Financial Statements and Exhibits.

(C) Exhibits

Exhibit No. 99.1

Monthly Distribution Report dated:  25-Oct-05

Exhibit No. 1-15 Credit Risk Reports

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:  U.S. Bank National Association, as  Trustee  for:

Structured Asset Investment Loan Trust

Mortgage Pass-Through Certificates

Series 2005-HE2

By:

/s/ James H. Byrnes

Name:

James H. Byrnes

Title:

Vice President

Dated:  01-Nov-05

Index to Exhibits

Exhibit No. 99.1

Monthly Distribution Report dated:  25-Oct-05

Exhibit No. 1-15 Credit Risk Reports